MERRILL MERCHANTS
                                   BANCSHARES

                                       and

                                MERRILL MERCHANTS
                                      BANK



                                 1998 DIRECTORS'
                              DEFERRED COMPENSATION
                                      PLAN


                                  January, 1998

                                                   MERRILL MERCHANTS BANCSHARES
                                                         MERRILL MERCHANTS BANK

                                          DIRECTORS' DEFERRED COMPENSATION PLAN
                                          -------------------------------------




Table of Contents


I.       PURPOSE..........................................................Page 1

II.      ELECTION.........................................................Page 1

III.     DEFERRED FEE RESERVE.............................................Page 1

IV.      DISTRIBUTION OF DEFERRED COMPENSATION............................Page 2

V.       NO TRUST.........................................................Page 3

VI.      NO ASSIGNMENT....................................................Page 4

VII.     PAYMENTS TO MINORS...............................................Page 4

VIII.    NO RIGHT TO CONTINUED EMPLOYMENT.................................Page 4

IX.      NATURE OF DEFERRED COMPENSATION..................................Page 4

X.       CONSTRUCTION OF DEFERRED COMPENSATION PLAN.......................Page 4

XI.      BINDING EFFECT...................................................Page 5

XII.     APPLICABLE LAW...................................................Page 5

                                                   MERRILL MERCHANTS BANCSHARES
                                                         MERRILL MERCHANTS BANK

                                          DIRECTORS' DEFERRED COMPENSATION PLAN
                                          -------------------------------------


January 1, 1998




I.   PURPOSE

     The purpose of this Directors' Deferred Compensation Plan is to enable the Directors of Merrill Merchants Bancshares and Merrill Merchants Bank (the "Bank") to elect annually to have the payment of Directors' fees deferred.

II.  ELECTION

     Upon assuming office as a Director of Merrill Merchants Bancshares or Merrill Merchants Bank, an individual may elect annually in writing to have the payment of his/her Director's fees deferred. The election for each year shall be irrevocable.

III. DEFERRED FEE RESERVE

     For each individual electing to defer his/her Director's fees, the Bank shall establish a deferred fee reserve, and shall credit to such reserve all Directors' fees elected to be deferred.

     A. Any such funds so credited to the Deferred Compensation Reserve may be kept in cash or invested and reinvested in certificates of deposit or in any other assets as may be selected by the Bank in its discretion. In the exercise of the foregoing discretionary investment powers, the Bank may engage investment counsel and, if it so desires, may delegate to such counsel full or limited authority to select the assets in which the funds may be invested.

     B. Interest will be credited on an annual basis at the average one (1) year Treasury rate.

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                                                   MERRILL MERCHANTS BANCSHARES
                                                         MERRILL MERCHANTS BANK

                                          DIRECTORS' DEFERRED COMPENSATION PLAN
                                          -------------------------------------



     C. The Director agrees on behalf of himself/herself and his/her designated beneficiary to assume all risk in connection with any decrease in value of the funds which are invested or which continue to be invested in accordance with the provisions of this Deferred Compensation Plan.

     D. Title to and beneficial ownership of any assets, whether cash or investments which the Bank may earmark to pay the contingent deferred compensation hereunder, shall at all times remain in the Bank and the Director and his/her designated beneficiary shall not have any property interest whatsoever in any specific assets of the Bank.

IV.  DISTRIBUTION OF DEFERRED COMPENSATION

     The benefits to be paid as deferred compensation shall be paid in the following manner:

     A. The balance in each Director's deferred fee reserve account will be paid to each Director:

     1.  in a lump sum; or

     2. in the event of the Director's death, to his/her designated beneficiary in a lump sum; or

     3.  within thirty (30) days upon his/her termination as a Director; or

     4.  upon his/her disability; or

     5.  upon his or her death; or

     6.  upon his/her statement of hardship approved by the Bank; or

     7. at the election of each Director, upon the merger of the Bank with another financial institution; or

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                                                   MERRILL MERCHANTS BANCSHARES
                                                         MERRILL MERCHANTS BANK

                                          DIRECTORS' DEFERRED COMPENSATION PLAN
                                          -------------------------------------




     8.  upon a change in the majority control of the Bank.

     B. If both the Director and his/her designated beneficiary should die before complete payment is made by the Bank, then the remaining value of the deferred fee reserve account will be determined as of the date of death of the designated beneficiary, and it will be paid as promptly as possible in one lump sum to the estate of such designated beneficiary.

     C. The beneficiary referred to in this paragraph may be designated or changed by the Director without the consent of any prior beneficiary on a form provided by the Bank and delivered to the Bank before his/her death. If no such beneficiary shall survive the Director, or if no such beneficiary shall have been designated by the Director, the payments payable under paragraph 4A above shall be payable to the Director's estate.

     D. The Director shall be deemed to have become disabled for purposes of paragraph 4A above if the Bank shall find on the basis of medical evidence satisfactory to the Bank that the Director is totally disabled, mentally or physically, so as to be prevented from engaging in further employment by the Bank, and that such disability will be permanent and continuous during the remainder of his/her life.

V.   NO TRUST

     Nothing contained in this Deferred Compensation Plan and no action taken pursuant to the provisions of this Deferred Compensation Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, his/her designated beneficiary, or any other person. Any funds which may be invested under the provisions of this Deferred Compensation Plan shall continue for all purposes to be a part of the general funds of the Bank and

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                                                   MERRILL MERCHANTS BANCSHARES
                                                         MERRILL MERCHANTS BANK

                                          DIRECTORS' DEFERRED COMPENSATION PLAN
                                          -------------------------------------


no person other than the Bank shall, by virtue of the provisions of this Deferred Compensation Plan, have any interest in such funds. To the extent that any person acquires a right to receive payments from the Bank under this Deferred Compensation Plan, such right shall be no greater than the right of any unsecured general creditor of the Bank.

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                                                   MERRILL MERCHANTS BANCSHARES
                                                         MERRILL MERCHANTS BANK

                                          DIRECTORS' DEFERRED COMPENSATION PLAN
                                          -------------------------------------




VI.  NO ASSIGNMENT

     The right of the Director or any other person to the payment of deferred compensation or other benefits under this Deferred Compensation Plan shall not be assigned, transferred, pledged, or encumbered except by will or by the laws of descent and distribution.

VII. PAYMENTS TO MINORS

     If the Bank shall find that any person to whom any payment is payable under the Deferred Compensation Plan is unable to care for his/her affairs because of illness or accident, or is a minor, any payment due may be paid to the spouse, child, a parent, a brother or a sister, or to any person deemed by the Bank to have incurred expenses for such person otherwise entitled to payment in such manner and proportions as the Bank may determine, unless a prior claim therefor shall have been made by a duly appointed guardian, committee, or other legal representative. Any such payment shall be a complete discharge of the liabilities of the Bank under this Deferred Compensation Plan.

VIII.NO RIGHT TO CONTINUED EMPLOYMENT

     Nothing contained herein shall be construed as conferring upon the Director the right to continue in the employ of the Bank as a Director or in any other capacity.

IX.  NATURE OF DEFERRED COMPENSATION

     Any deferred compensation payable under this Deferred Compensation Plan shall not be deemed salary or other compensation to the Director for the purpose of computing benefits to which he/she may be entitled under any pension plan or other arrangement of the Bank for the benefit of its employees.

X.   CONSTRUCTION OF DEFERRED COMPENSATION PLAN

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                                                   MERRILL MERCHANTS BANCSHARES
                                                         MERRILL MERCHANTS BANK

                                          DIRECTORS' DEFERRED COMPENSATION PLAN
                                          -------------------------------------




     The Bank shall have full power and authority to interpret, construe, and administer this Deferred Compensation Plan, and the Bank's interpretations and construction thereof, and actions thereunder, including any valuation of the Deferred Compensation Reserve, or the amount or recipient of the payment to be made therefrom, shall be binding and conclusive on all persons for all purposes. No member of the Bank shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Deferred Compensation Plan unless attributable to his own willful misconduct or lack of good faith.

XI.  BINDING EFFECT

     This Deferred Compensation Plan shall be binding upon and inure to the benefit of the Bank, its successors and assigns, and the Director and his/her heirs, administrators, and legal representatives.

XII. APPLICABLE LAW

     This Deferred Compensation Plan shall be construed in accordance with and governed by the laws of the State of Maine.

     IN WITNESS WHEREOF, the Bank has caused this Deferred Compensation Plan to be executed by its duly authorized officers as of the date first above written.


                                           MERRILL MERCHANTS BANCSHARES
                                           MERRILL MERCHANTS BANK



                                     By:________________________________________
                                           Edwin N. Clift
                                           President and Chief Executive Officer

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                                                   MERRILL MERCHANTS BANCSHARES
                                                         MERRILL MERCHANTS BANK

                                          DIRECTORS' DEFERRED COMPENSATION PLAN
                                          -------------------------------------




                                                              Duly Authorized

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                                                   MERRILL MERCHANTS BANCSHARES
                                                         MERRILL MERCHANTS BANK

                                          DIRECTORS' DEFERRED COMPENSATION PLAN
                                          -------------------------------------




                         ANNUAL ELECTION TO PARTICIPATE

STATE OF __________________

COUNTY OF ________________                           DATE:  ____________________

          DIRECTOR'S NAME:     _________________________________________________

          DATE OF BIRTH:       _________________________________________________

          SOCIAL SECURITY NO.: _________________________________________________

          ADDRESS:             _________________________________________________

          MAILING ADDRESS (if different than above):

                               _________________________________________________

                               _________________________________________________

                               _________________________________________________


         As a Director of Merrill Merchants Bancshares/Merrill Merchants Bank, I hereby elect to participate in the Bank's Deferred Compensation Plan for the calendar year commencing on January 1, 1998, and ending on December 31, 1998. This election is irrevocable for the year 1998.



-------------------------------      -------------------------------------------
Witness                              Name:


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                                                   MERRILL MERCHANTS BANCSHARES
                                                         MERRILL MERCHANTS BANK

                                          DIRECTORS' DEFERRED COMPENSATION PLAN
                                          -------------------------------------



                           DESIGNATION OF BENEFICIARY

         I hereby direct that in the event of my death any balance in my Deferred Compensation Reserve is to be paid to the following:

         Full Name:            _______________________________________

         Complete Address:     _______________________________________

                               _______________________________________

                               _______________________________________

         Social Security No.:  _______________________________________


         I retain the right to revoke this designation of beneficiary and to designate a new beneficiary, without the consent of any prior beneficiary, at any time by communicating to the Bank in writing utilizing the form provided by the Bank and delivered to the Bank before my death. If said beneficiary does not survive me, or if the Bank cannot locate said beneficiary after reasonable search, I direct that any balance in my Deferred Compensation Reserve be paid to my estate as provided under the Bank's Deferred Compensation Plan.


------------------------------------       ------------------------------------
Witness                                    Name:

                                           Dated:  _____________________________